UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

Filed by Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Under Rule 14a-12

BLACK DIAMOND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act

 Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐ Fee paid previously with preliminary materials:

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

BLACK DIAMOND, INC.

2084 East 3900 South

Salt Lake City, UT 84124

April 29, 2013

To Our Stockholders:

On behalf of the Board of Directors of Black Diamond, Inc., I cordially invite you to attend the Annual Meeting of Stockholders to be held on June 11, 2013, at 8:00 a.m., Eastern Daylight Time, at the Dolby Screening Room, 1350 Avenue of the Americas, New York, NY 10019.

The accompanying Notice of Meeting and Proxy Statement cover the details of the matters to be presented.

A copy of the 2012 Annual Report is included in this mailing.

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING, I URGE YOU TO VOTE BY COMPLETING AND RETURNING YOUR PROXY CARD AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT AND WILL BE GREATLY APPRECIATED. RETURNING YOUR PROXY CARD WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU LATER DECIDE NOT TO ATTEND THE ANNUAL MEETING.

Cordially,

BLACK DIAMOND, INC.

Warren B. Kanders
Executive Chairman of the
Board of Directors

BLACK DIAMOND, INC.

Notice of Annual Meeting of Stockholders

To Be Held on June 11, 2013

To Our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders, and any adjournments or postponements thereof (the “Meeting”), of Black Diamond, Inc. (the “Company” or “Black Diamond”), which will be held on June 11, 2013, at 8:00 a.m., Eastern Daylight Time, at the Dolby Screening Room, 1350 Avenue of the Americas, New York, NY 10019, for the following purposes:

1.          To elect the seven nominees named in the accompanying Proxy Statement to serve on the Board of Directors until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified (Proposal 1);

2.          To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013 (Proposal 2); and

3.          To transact such other business as may properly come before the Meeting, including to consider any procedural matters incident to the conduct of the Meeting, such as the postponement of the Meeting in order to solicit additional proxies to vote in favor of the matters presented at the Meeting.

Stockholders of record at the close of business on April 22, 2013 are entitled to notice of and to vote at the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 11, 2013: This Proxy Statement and form of proxy card, along with our Annual Report on Form 10-K for the fiscal year ended December 31, 2012, are available at www.blackdiamond-inc.com.

YOUR VOTE IS IMPORTANT. PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING. RETURNING YOUR PROXY CARD WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU LATER DECIDE NOT TO ATTEND THE ANNUAL MEETING.

By Order of the Board of Directors

Aaron J. Kuehne
Secretary

April 29, 2013

BLACK DIAMOND, INC.

2084 East 3900 South

Salt Lake City, UT 84124

 ____________________

PROXY STATEMENT

 ____________________

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON

JUNE 11, 2013

INTRODUCTION

Proxy Solicitation and General Information

This Proxy Statement and the enclosed form of proxy card (the “Proxy Card”) are being furnished to the holders of common stock, par value $0.0001 per share, of Black Diamond, Inc., a Delaware corporation (which is sometimes referred to in this Proxy Statement as “Black Diamond,” the “Company,” “we,” “our” or “us”), in connection with the solicitation of proxies by our Board of Directors for use at the Annual Meeting of Stockholders to be held on June 11, 2013, at 8:00 a.m., Eastern Daylight Time, at the Dolby Screening Room, 1350 Avenue of the Americas, New York, NY 10019 and at any adjournments or postponements thereof (the “Meeting”). This Proxy Statement and the Proxy Card are first being sent to stockholders on or about May 1, 2013.

At the Meeting, stockholders will be asked:

1.          To elect the seven nominees named in the accompanying Proxy Statement to serve on the Board of Directors until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified (Proposal 1);

2.          To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013 (Proposal 2); and

3.          To transact such other business as may properly come before the Meeting, including to consider any procedural matters incident to the conduct of the Meeting, such as the postponement of the Meeting in order to solicit additional proxies to vote in favor of the matters presented at the Meeting.

The Board of Directors has fixed the close of business on April 22, 2013 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. Each such stockholder will be entitled to one vote for each share of common stock held on all matters to come before the Meeting and may vote in person or by proxy authorized in writing.

1

Proxies and Voting

Stockholders are requested to complete, sign, date and promptly return the enclosed Proxy Card in the enclosed envelope. Proxy Cards which are not revoked will be voted at the Meeting in accordance with instructions contained therein. If a Proxy Card is signed and returned without instructions, the shares will be voted FOR the election of each nominee for director named in this Proxy Statement (Proposal 1); and FOR the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013 (Proposal 2).

Voting

Most beneficial owners whose stock is held in street name do not receive the Proxy Card. Instead, they receive voting instruction forms or proxy ballots from their bank, broker or other agent. Beneficial owners should follow the instructions on the voter instruction form or proxy ballot they receive from their bank, broker or other agent.

Our Board of Directors has selected Warren B. Kanders and Peter R. Metcalf, and each of them, to serve as “Proxyholders” for the Meeting. Proxy Cards which are not revoked will be voted at the Meeting in accordance with instructions contained therein.

Revocation of Proxy

A stockholder who so desires may revoke its previously submitted Proxy Card at any time before it is voted at the Meeting by: (i) delivering written notice to us at Black Diamond, Inc., 2084 East 3900 South, Salt Lake City, UT 84124, c/o Aaron J. Kuehne, Vice President of Finance, Secretary and Treasurer; (ii) duly executing and delivering a Proxy Card bearing a later date; or (iii) casting a ballot at the Meeting. Attendance at the Meeting will not in and of itself constitute a revocation of a proxy.

Voting on Other Matters

The Board of Directors knows of no other matters that are to be brought before the Meeting other than as set forth in the Notice of Meeting. If any other matters properly come before the Meeting, the persons named in the enclosed Proxy Card or their substitutes will vote in accordance with their best judgment on such matters.

Record Date; Shares Outstanding and Entitled to Vote

Only stockholders as of the close of business on April 22, 2013 (the “Record Date”) are entitled to notice of and to vote at the Meeting. As of April 22, 2013, there were 31,782,747 shares of our common stock outstanding and entitled to vote, with each share entitled to one vote. See “Beneficial Ownership of Company Common Stock By Directors, Officers and Principal Stockholders” for information regarding the beneficial ownership of our common stock by our directors, executive officers and stockholders known to us to beneficially own 5% or more of our common stock.

2

Quorum; Required Votes

The presence at the Meeting, in person or by duly authorized proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote constitutes a quorum for this Meeting.

Abstentions and “broker non-votes” are counted as present for purposes of determining whether a quorum exists. A “broker non-vote” occurs when a nominee such as a bank, broker or other agent holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner.

Under the rules of various national and regional securities exchanges, nominees have such discretion to vote absent instructions with respect to certain “routine” matters, such as Proposal 2, the ratification of independent auditors, but not with respect to matters that are considered “non-routine,” such as the election of directors. Accordingly, without voting instructions from you, your broker will not be able to vote your shares on Proposal 1.

Each share of Black Diamond common stock entitles the holder to one vote on each matter presented for stockholder action. The affirmative vote of a plurality of the votes cast in person or represented by proxy at the Meeting is necessary for the election of the seven nominees named in this Proxy Statement (Proposal 1). The affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the Meeting is necessary for the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013 (Proposal 2).

Since the affirmative vote of a plurality of votes cast in person or represented by proxy at the Meeting is required for Proposal 1, abstentions and “broker non-votes” will have no effect on the outcome of such election. Since the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the Meeting is necessary for the approval of Proposal 2, abstentions will have the same effect as a negative vote, but “broker non-votes” will have no effect on the outcome of the voting for Proposal 2.

An inspector of elections appointed by us will tabulate votes at the Meeting.

Proxy Solicitation; Expenses

Black Diamond will bear the costs of the solicitation of proxies for the Meeting. Our directors, officers and employees may solicit proxies from stockholders by mail, telephone, telegram, e-mail, personal interview or otherwise. Such directors, officers and employees will not receive additional compensation but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of our common stock held of record by them and such parties will be reimbursed for their reasonable expenses.

3

List of Stockholders

In accordance with the Delaware General Corporation Law (the “DGCL”), a list of stockholders entitled to vote at the Meeting will be available at the Meeting and for ten days prior to the Meeting, for any purpose germane to the Meeting, between the hours of 10:00 a.m. and 5:00 p.m., local time, at our offices at 2084 East 3900 South, Salt Lake City, UT 84124.

Voting Confidentiality

Proxy Cards, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. This information will not be disclosed to unrelated third parties except as required by law.

Appraisal Rights

Stockholders will have no rights of appraisal under the DGCL in connection with the proposals to be considered at the Meeting.

IT IS DESIRABLE THAT AS LARGE A PROPORTION AS POSSIBLE OF THE STOCKHOLDERS’ INTERESTS BE REPRESENTED AT THE MEETING. THEREFORE, EVEN IF YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD TO ENSURE THAT YOUR STOCK WILL BE REPRESENTED. IF YOU ARE PRESENT AT THE MEETING AND DESIRE TO DO SO, YOU MAY WITHDRAW YOUR PROXY CARD AND VOTE IN PERSON BY GIVING WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY. YOUR PRESENCE AT THE MEETING WILL NOT AUTOMATICALLY REVOKE YOUR PROXY CARD. PLEASE RETURN YOUR EXECUTED PROXY CARD PROMPTLY.

4

BENEFICIAL OWNERSHIP OF COMPANY COMMON STOCK BY

DIRECTORS, OFFICERS AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of April 22, 2013, certain information regarding the beneficial ownership of the common stock outstanding by (i) each person known to us to own or control 5% or more of our common stock, (ii) each of our directors and nominees, (iii) each of our “Named Executive Officers” (as defined in Item 402(a)(3) of Regulation S-K), set forth in the summary compensation table on page 26 and (iv) our Named Executive Officers and directors and nominees as a group. Unless otherwise indicated, each person named in the table below has sole voting and investment power with respect to the shares beneficially owned. Unless otherwise indicated, the address of each person named in the table below is c/o Black Diamond, Inc., 2084 East 3900 South, Salt Lake City, UT 84124.

Name	Common Stock Beneficially Owned (1)		Percentage (%) of Common Stock (2)

Warren B. Kanders	7,335,284	(3)	22.5

Ashford Capital Management, Inc. P.O. Box 4172 Wilmington, DE 19807	2,325,544	(4)	7.3

Robert R. Schiller	1,558,962	(5)	4.9

Nicholas Sokolow	562,567	(6)	1.8

Donald L. House	314,861	(7)	1.0

Philip N. Duff	420,000	(8)	1.3

Peter R. Metcalf	128,333	(9)	*

Michael A. Henning	60,000	(10)	*

Robert N. Peay	23,700	(11)	*

All directors and named executive officers as a group (8 persons)	10,403,707	(12)	31.5

*	Less than one percent.

(1)	As used in this table, a beneficial owner of a security includes any person who, directly or indirectly, through contract, arrangement, understanding, relationship or otherwise has or shares within 60 days of April 22, 2013, (a) the power to vote, or direct the voting of, such security or (b) investment power which includes the power to dispose, or to direct the disposition of, such security.

(2)	Applicable percentage of beneficial ownership is based on 31,782,747 shares of our common stock outstanding as of April 22, 2013.

(3)	Includes (i) Mr. Kanders’ options to purchase 800,000 shares of common stock that are presently exercisable or exercisable within 60 days of April 22, 2013; (ii) 2,419,490 shares of common stock held by Kanders GMP Holdings, LLC, of which Mr. Kanders is a majority member and a trustee of the manager; and (iii) 13,900 shares of common stock that Mr. Kanders may be deemed to beneficially own as UTMA custodian for his children. Of the 7,335,284 shares of common stock included in Mr. Kanders’ beneficial ownership, 5,647,367 shares are hypothecated and/or pledged as security for loans from financial institutions. Excludes (i) 100,000 shares of common stock that are beneficially owned by Mr. Kanders’ spouse, as to all of which he disclaims any beneficial interest; (ii) seven-year restricted stock award granted on May 28, 2010 under the Company’s 2005 Stock Incentive Plan of which (A) 250,000 restricted shares will vest and become nonforfeitable if, on or before May 28, 2017, the closing price of the Company’s common stock shall have equaled or exceeded $10.00 per share for twenty consecutive trading days; and (B) 250,000 restricted shares will vest and become nonforfeitable if, on or before May 28, 2017, the closing price of the Company’s common stock shall have equaled or exceeded $12.00 per share for twenty consecutive trading days; and (iii) seven-year restricted stock award granted on January 17, 2011 under the Company’s 2005 Stock Incentive Plan of which 250,000 restricted shares will vest and become nonforfeitable if, on or before January 17, 2018, the closing price of the Company’s common stock shall have equaled or exceeded $14.00 per share for twenty consecutive trading days.

5

(4)	Based on a Schedule 13G/A filed by Ashford Capital Management, Inc. on February 14, 2013.

(5)	Includes (i) 35,333 shares of common stock held directly by Mr. Schiller through an IRA account; (ii) 1,296,429 shares of common stock held by Schiller Gregory Investment Company, LLC; (iii) 18,532 shares of common stock that Mr. Schiller may be deemed to beneficially own as UTMA custodian for his children; (iv) 1,200 shares of common stock held by Schiller Family Foundation, Inc., of which Mr. Schiller is the President, and has the power to vote and dispose of such shares; and (v) 207,468 shares of common stock held by the Robert R. Schiller Revocable Trust. Excludes: (i) 500 shares of common stock that are beneficially owned by Mr. Schiller’s spouse through an IRA account; and (ii) 40,000 shares of common stock that may be deemed to be beneficially owned by Mr. Schiller’s spouse as trustee of the Robert R. Schiller Cornerstone Trust. Mr. Schiller disclaims beneficial ownership of the shares of common stock that are or may be deemed to be beneficially owned by his spouse.

(6)	Includes (i) Mr. Sokolow’s options to purchase 145,000 shares of common stock that are presently exercisable or exercisable within 60 days of April 22, 2013; and (ii) 310,900 shares of common stock held by ST Investors Fund, LLC, of which Mr. Sokolow is the General Manager.

(7)	Includes Mr. House’s options to purchase 185,000 shares of common stock that are presently exercisable or exercisable within 60 days of April 22, 2013.

(8)	Includes Mr. Duff’s options to purchase 50,000 shares of common stock that are presently exercisable or exercisable within 60 days of April 22, 2013.

(9)	Includes Mr. Metcalf’s options to purchase 30,000 shares of common stock that are presently exercisable or exercisable within 60 days of April 22, 2013. Excludes Mr. Metcalf’s options to purchase 45,000 shares of common stock that are not presently exercisable and not exercisable within 60 days of April 22, 2013.

(10)	Includes Mr. Henning’s options to purchase 50,000 shares of common stock that are presently exercisable or exercisable within 60 days of April 22, 2013.

(11)	Includes Mr. Peay’s options to purchase 22,000 shares of common stock that are presently exercisable or exercisable within 60 days of April 22, 2013. Excludes Mr. Peay’s options to purchase 33,000 shares of common stock that are not presently exercisable and not exercisable within 60 days of April 22, 2013.

(12)	Includes options to purchase 1,282,000 shares of common stock that are presently exercisable or exercisable within 60 days of April 22, 2013. Excludes options to purchase 78,000 shares of common stock that are not presently exercisable and not exercisable within 60 days of April 22, 2013.

We are not aware of any material proceedings to which any of our directors, nominees for director, executive officers, affiliates of the foregoing persons or any security holder, including any owner of record or beneficially of more than 5% of any class of our voting securities, is a party adverse to us or has a material interest adverse to us.

6

PROPOSAL 1

ELECTION OF DIRECTORS

Our Bylaws provide that our Board of Directors will consist of not less than three, nor more than seven members, with such number to be fixed by the Board of Directors. The number of directors has been fixed at seven by the Board of Directors.

Our directors are elected annually at the Annual Meeting of Stockholders. Their respective terms of office continue until the next Annual Meeting of Stockholders and until their successors have been duly elected and qualified in accordance with our Bylaws. There are no family relationships among any of our directors, nominees for director, or executive officers.

Except as otherwise specified or in the case of broker non-votes, each Proxy Card received will be voted for the election of the seven nominees for director named below to serve until the next Annual Meeting of Stockholders and until their successors shall have been duly elected and qualified. Each of the nominees named below has been nominated by the Nominating/Corporate Governance Committee and the Board of Directors and has consented to be named a nominee in this Proxy Statement and to serve as a director, if elected. Should any nominee become unable or unwilling to accept a nomination for election, the persons named in the enclosed Proxy Card will vote for the election of a nominee designated by the Board of Directors or will vote for such lesser number of directors as may be prescribed by the Board of Directors in accordance with our Bylaws.

When considering whether directors and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of the Company’s business and structure, the Nominating/Corporate Governance Committee and the Board of Directors focused primarily on the information discussed in each of the nominee’s individual biographies set forth below, which contains information regarding the person’s service as a director, business experience, and director positions held currently or at any time during the last five years.

The age and principal occupation for the past five years of each person nominated as a director is set forth below:

Warren B. Kanders, 55, our Executive Chairman, has served as one of our directors since June 2002 and as Executive Chairman of our Board of Directors since December 2002. Since 1990, Mr. Kanders has served as the President of Kanders & Company, Inc. (“Kanders & Co.”), a private investment firm principally owned and controlled by Mr. Kanders, that makes investments in and provides consulting services to public and private entities. From January 1996 until its sale to BAE Systems plc (“BAE Systems”) on July 31, 2007, Mr. Kanders served as the Chairman of the Board of Directors, and as the Chief Executive Officer from April 2003, of Armor Holdings, Inc. (“Armor Holdings”), formerly a New York Stock Exchange-listed company and a manufacturer and supplier of military vehicles, armored vehicles and safety and survivability products and systems to the aerospace and defense, public safety, homeland security and commercial markets. Mr. Kanders served as Chairman of the Board of Directors of Gregory Mountain Products (“Gregory”) from March 2008 until May 2010. Mr. Kanders served as a director of Highlands Acquisition Corp. (“Highlands”), a publicly-held blank check company from May 2007 until September 2009. From April 2004 until October 2006, he served as the Executive Chairman, and from October 2006 until September 2009, served as the Non-Executive Chairman of the Board of Directors of Stamford Industrial Group, Inc., which was an independent manufacturer of steel counterweights. Since November 2004, Mr. Kanders has served as the Chairman of the Board of Directors of PC Group, Inc., a manufacturer of personal care products. From October 1992 to May 1996, Mr. Kanders served as Vice Chairman of the Board of Directors of Benson Eyecare Corporation, a formerly publicly-listed manufacturer and distributor of eye care products and services. Mr. Kanders graduated with an A.B. degree in Economics from Brown University. Mr. Kanders also serves on the board of trustees of the Whitney Museum of American Art, the Choate Rosemary Hall School and the Winston Churchill Foundation. Based upon Mr. Kanders’ role as Executive Chairman of the Company, service as a chairman and a director of a wide range of other public companies, financial background and education, as well as his extensive investment, capital raising, acquisition and operating expertise, the Company believes that Mr. Kanders has the requisite set of skills to serve as a Board member of the Company.

7

Robert R. Schiller, 50, has served as our Executive Vice Chairman since May 2010. Mr. Schiller served as Vice Chairman of the Board of Directors of Gregory from March 2008 until May 2010. From July 1996 until its sale to BAE Systems on July 31, 2007, Mr. Schiller served in a variety of capacities at Armor Holdings, including as a Director from June 2005, President from January 2004, Chief Operating Officer from April 2003, and Chief Financial Officer and Secretary from November 2000 to March 2004. Mr. Schiller graduated with a B.A. degree in Economics from Emory University in 1985 and with an M.B.A. degree from Harvard Business School in 1991. Mr. Schiller also serves on the board of directors of the Angelman Syndrome Foundation and the University of North Florida Foundation. Based upon Mr. Schiller’s role as Executive Vice Chairman of the Company as well as his extensive experience as an executive officer and director, together with his educational experience and his extensive operational, acquisition, corporate governance, financial and transactional expertise, the Company believes that Mr. Schiller has the requisite set of skills to serve as a Board member of the Company.

Peter R. Metcalf, 57, has served as our President and Chief Executive Officer since May 2010. Mr. Metcalf served as the Chief Executive Officer and Chairman of the Board of Directors of Black Diamond Equipment, Inc. (“Black Diamond Equipment”) since co-founding Black Diamond Equipment in 1989 until the completion of the Company’s acquisition of Black Diamond Equipment in May 2010. Mr. Metcalf graduated with a B.A. degree in Political Science from the University of Colorado. He also earned a Certificate in Management from the Peter Drucker Center of Management. Based upon Mr. Metcalf’s role as Chief Executive Officer and President of the Company as well as being the co-founder of Black Diamond Equipment which provides Mr. Metcalf with an extensive knowledge of Black Diamond Equipment’s history, products, strategies, and culture, the Company believes that Mr. Metcalf has the requisite set of skills to serve as a Board member of the Company.

Donald L. House, 71, has served as one of our directors since January 1993. Mr. House served as Chairman of our Board of Directors from January 1994 until December 1997 and as our President from January 1993 until December 1993. Mr. House also served as a member of the Board of Directors of Carreker Corporation from May 1998 until March 2007. Mr. House is a private investor and he serves on the board of directors as well as the Chairman and Co-Chairman of several privately-held companies. Mr. House graduated with B.S. and M.S. degrees from the Georgia Institute of Technology. Based upon Mr. House’s role as the Chairman of the Compensation Committee of the Company’s Board of Directors, prior experience as a chairman and an executive officer of companies in a variety of industries, financial expertise and extensive experience serving as a member of the boards of directors and committees of other public companies, the Company believes that Mr. House has the requisite set of skills to serve as a Board or Board committee member of the Company.

8

Nicholas Sokolow, 63, has served as one of our directors since June 2002. From January 1996 until its sale to BAE Systems on July 31, 2007, Mr. Sokolow served as a member of the Board of Directors of Armor Holdings. Mr. Sokolow served as a member of the Board of Directors of Stamford Industrial Group, Inc. from October 2006 until September 2009. Since 2007, Mr. Sokolow has been practicing law at the firm of Lebow & Sokolow LLP. From 1994 to 2007, Mr. Sokolow was a partner at the law firm of Sokolow, Carreras & Partners. From June 1973 until October 1994, Mr. Sokolow was an associate and partner at the law firm of Coudert Brothers. Mr. Sokolow graduated with Economics and Finance degrees from the Institut D’Etudes Politiques, a Law degree from the Faculte de Droit and a Masters of Comparative Law degree from the University of Michigan. Based upon Mr. Sokolow’s role as the Chairman of the Nominating/Corporate Governance Committee of the Company’s Board of Directors, education, legal background involving mergers and acquisitions, corporate governance expertise and extensive experience serving as a member of the boards of directors and committees of other public companies, the Company believes that Mr. Sokolow has the requisite set of skills to serve as a Board or Board committee member of the Company.

Michael A. Henning, 72, has served as one of our directors since May 2010. Mr. Henning served as a director and the Chairman of the Audit Committee of the Board of Directors of Highlands from May 2007 until September 2009. Since 2000, Mr. Henning has been the Chairman of the Audit Committee and member of the Compensation Committee, and has previously served as the Vice Chairman of the Finance Committee, of the Board of Directors of CTS Corporation, a NYSE-listed company that provides electronic components to auto, wireless and PC businesses. In December 2002, he joined the Board of Directors of Omnicom Group Inc., a global communications company, where he also serves on the Audit Committee and the Compensation Committee. Mr. Henning is also a member of the Board of Directors, and serves on the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, of Landstar System, Inc., a NASDAQ-listed transportation and logistics services company. Mr. Henning retired as Deputy Chairman from Ernst & Young in 2000 after forty years with the firm. Mr. Henning was the inaugural CEO of Ernst & Young International, serving from 1993 to 1999. From 1991 to 1993, he served as Vice Chairman of Tax Services at Ernst & Young. Mr. Henning was also the Managing Partner of the firm’s New York office, from 1985 to 1991, and the Partner in charge of International Tax Services, from 1978 to 1985. From 1994 to 2000, Mr. Henning served as a Co-Chairman of the Foreign Investment Advisory Board of Russia, where he co-chaired a panel of 25 CEOs from the G-7 countries who advised the Russian government in adopting international accounting and tax standards. Mr. Henning graduated with a B.B.A. degree from St. Francis College and received a Certificate from the Harvard University Advanced Management Program. Mr. Henning is a Certified Public Accountant. Based upon Mr. Henning’s role as the Chairman of the Audit Committee of the Company’s Board of Directors, his accounting and financial expertise and extensive experience serving as a member of the boards of directors and committees of other public companies, the Company believes that Mr. Henning has the requisite set of skills to serve as a Board or Board committee member of the Company.

9

Philip N. Duff, 56, has served as one of our directors since May 2010.  Mr. Duff has served as the Chief Executive Officer and General Partner of Massif Partners LLP (formerly Duff Capital Advisors) since founding it in 2007.  Until December 2006, Mr. Duff served as the Chief Executive Officer and Chairman of FrontPoint Partners, LLC, which he co-founded in 2000.  From 1998 until 2000, he was the Chief Operating Officer, Senior Managing Director, member of the Management Committee, and member of the Advisory Board of Tiger Management LLC. From 1984 to 1998, Mr. Duff was also employed at Morgan Stanley, where his prior positions included serving as Chief Financial Officer at Morgan Stanley Group Inc., as President and Chief Executive Officer at Van Kampen America Capital (acquired by Morgan Stanley), and as the head of Financial Institutions Group in Investment Banking at Morgan Stanley. From 1979 to 1982, Mr. Duff traded grain at Louis Dreyfus, Inc. Mr. Duff currently serves as a member of the Board of Directors of Ambac Financial Group since 2007, Photovoltaic Power Corporation since 2009, and TraDove, Inc. since 2009. Mr. Duff has also been a member of the Advisory Board of Westbury Partners since 2001. From 1994 to 2000, he previously served on the Board of Trustees of the Financial Accounting Foundation, and from 2003 to 2007, he served on the Board of Trustees of the Managed Funds Association. Mr. Duff graduated with an A.B. degree in Mathematics from Harvard College and with an M.B.A degree from Massachusetts Institute of Technology. Based upon Mr. Duff’s prior experience as a chairman and an executive officer of companies in a variety of financial industries, financial expertise and extensive experience serving as a member of the boards of directors and committees of other public companies, the Company believes that Mr. Duff has the requisite set of skills to serve as a Board or Board committee member of the Company.

The affirmative vote of a plurality of the votes cast in person or by proxy at the Meeting is necessary for the election as directors of the seven nominees named in this Proxy Statement (assuming a quorum of a majority of the outstanding shares of common stock is present).

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE ABOVE-NAMED DIRECTOR NOMINEES.

GOVERNANCE OF THE COMPANY

Corporate Governance

Our Board of Directors is committed to sound and effective corporate governance practices. The Company’s management and our Board of Directors reviewed our corporate governance practices in light of the Sarbanes-Oxley Act of 2002. Based on that review, the Board of Directors maintains codes of ethics and conduct, corporate governance guidelines, committee charters, complaint procedures for accounting and auditing matters and an Audit Committee pre-approval policy. The Company is listed on the NASDAQ Global Select Market (the “NASDAQ”), and therefore, it has modeled its corporate governance practices after the listing requirements of NASDAQ.

Corporate Governance Guidelines and Documents

The Code of Ethics for Senior Executive and Financial Officers, the Code of Business Conduct and Ethics for Directors, Officers and Employees, Complaint Procedures for Accounting and Auditing Matters, the Corporate Governance Guidelines, the Audit Committee Pre-Approval Policy, and the Charters of our Audit, Compensation and Nominating/Corporate Governance Committees were adopted by Black Diamond for the purpose of promoting honest and ethical conduct, promoting full, fair, accurate, timely and understandable disclosure in periodic reports required to be filed by Black Diamond, and promoting compliance with all applicable rules and regulations that apply to Black Diamond and its officers and directors. Our Codes of Ethics and Conduct, the Complaint Procedures for Accounting and Auditing Matters, the Corporate Governance Guidelines, and the Charters of our Audit, Compensation and Nominating/Corporate Governance Committees are available on our Internet website, at www.blackdiamond-inc.com under the tab “Corporate Governance” within the section called “Investor Relations.” In addition, you may request a copy of any such materials, without charge, by submitting a written request to: Black Diamond, Inc. Attention: Secretary, 2084 East 3900 South, Salt Lake City, UT 84124.

10

Board of Directors

Our Board of Directors is currently comprised of the following seven members: Warren B. Kanders, Philip N. Duff, Michael A. Henning, Donald L. House, Peter R. Metcalf, Robert R. Schiller and Nicholas Sokolow.

During fiscal 2012, the Board of Directors held 17 meetings and acted by unanimous written consent in lieu of a meeting two times. During fiscal 2012, all of the directors then in office attended at least 75% of the total number of meetings of the Board of Directors and the Committees of the Board of Directors on which they served. The Company does not have a formal policy as to Board of Directors attendance at our Annual Meetings of Stockholders. All of the members of our Board of Directors attended last year’s Annual Meeting of Stockholders meeting which was held on June 8, 2012.

Board Leadership Structure

The Company believes that board independence is an important aspect of corporate governance and four members of its Board of Directors are independent. The Company has also currently separated the roles of Chief Executive Officer (“CEO”) from that of Executive Chairman of the Board of Directors. Peter R. Metcalf serves as the Company’s President and CEO, Warren B. Kanders serves as Executive Chairman of the Board of Directors, and Robert R. Schiller serves as Executive Vice Chairman of the Board of Directors. In addition, our independent directors hold periodically scheduled meetings, at which only independent directors are present. The Board of Directors believes that this leadership structure is appropriate for our Company, given the size and scope of our business, the experience and active involvement of our independent directors and our corporate governance practices, which include regular communication with and interaction between and among the CEO, the Executive Chairman, the Executive Vice Chairman and the independent directors.

Board Role in Risk Oversight

Management is responsible for the day-to-day management of risks the Company faces, while the Board of Directors, as a whole and through its committees, provides risk oversight. In its risk oversight role, the Board of Directors must satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed, including assessing major risk factors relating to the Company and its performance, and reviewing measures to address and mitigate risks. While the full Board of Directors is charged with overseeing risk management, various committees of the Board of Directors and members of management also have responsibilities with respect to our risk oversight. In particular, the Audit Committee plays a large role in monitoring and assessing our financial, legal, and operational risks, and receives regular reports from the management team regarding comprehensive organizational risk as well as particular areas of concern.

11

Director Independence

The Board of Directors has evaluated each of its directors’ independence from Black Diamond based on the definition of “independence” established by NASDAQ and has determined that Messrs. Duff, Henning, Sokolow and House are independent directors, constituting a majority of the Board of Directors. The Board of Directors has also determined that each of the members of our Audit Committee is “independent” for purposes of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

In its review of each director’s independence from the Company, the Board of Directors reviewed whether any transactions or relationships currently exist or existed during the past year between each director and the Company and its subsidiaries, affiliates, equity investors or independent registered public accounting firm. The Board of Directors also examined whether there were any transactions or relationships between each director and members of the senior management of the Company or their affiliates.

Stockholder Communications

Stockholders may send communications to our Board of Directors or any committee thereof by writing to the Board of Directors or any committee thereof at Black Diamond, Inc., Attention: Secretary, 2084 East 3900 South, Salt Lake City, UT 84124. The Secretary will distribute all stockholder communications to the intended recipients and/or distribute to the entire Board of Directors, as appropriate.

In addition, stockholders may also contact the non-management directors as a group or any individual director by writing to the non-management directors or the individual director, as applicable, at Black Diamond, Inc., 2084 East 3900 South, Salt Lake City, UT 84124.

Complaint Procedures

Complaints and concerns about accounting, internal accounting controls or auditing or related matters pertaining to the Company may be submitted by writing to the Chairman of the Audit Committee as follows: Black Diamond, Inc., Attention: Chairman of the Audit Committee, 2084 East 3900 South, Salt Lake City, UT 84124. Complaints may be submitted on a confidential and anonymous basis by sending them in a sealed envelope marked “Confidential.”

Audit Committee

The Audit Committee is responsible for the oversight and evaluation of (i) the qualifications, independence and performance of our independent auditors; (ii) the performance of our internal audit function; and (iii) the quality and integrity of our financial statements and the effectiveness of our internal control over financial reporting. In addition, the Audit Committee recommends to the Board of Directors the appointment of independent auditors and analyzes the reports and recommendations of such auditors. The Audit Committee also assesses major risk factors relating to the Company and its performance, and reviews measures to address and mitigate financial, legal and operational risks. The committee also prepares the Audit Committee report required by the rules of the Securities and Exchange Commission (the “SEC”), which is included in this Proxy Statement beginning on page 18.

12

Our Audit Committee is currently comprised of Messrs. Henning, House and Sokolow, with Mr. Henning serving as the Chairman. All of the members of our Audit Committee were determined by the Board of Directors to be independent of Black Diamond based on NASDAQ’s definition of “independence” and are able to read and understand the Company’s fundamental financial statements. The Board of Directors has determined that Mr. Henning qualifies as an audit committee financial expert (as such term is defined under the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder) and that his simultaneous service on the audit committees of more than two other public companies does not impair his ability to effectively serve on the Company’s Audit Committee.

The duties of the Audit Committee of our Board of Directors, which are specified in the charter of the Audit Committee, include but are not limited to:

•	reviewing and discussing with management and the independent auditors the annual audited financial statements, and recommending to our Board of Directors whether the annual audited financial statements should be included in our Annual Report on Form 10-K;

•	discussing with management and the independent auditors significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

•	discussing with management major risk assessment and risk management policies;

•	monitoring the independence of the independent auditors;

•	verifying the rotation of the lead audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by regulation;

•	reviewing and approving all related party transactions;

•	inquiring and discussing with management our compliance with applicable laws and regulations;

•	pre-approving all audit services and permitted non-audit services to be performed by our independent auditors, including the fees and terms of the services to be performed;

•	appointing and replacing the independent auditors;

•	determining the compensation and oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing and issuing an audit report or related work;

•	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and

•	approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

13

During fiscal 2012, the Audit Committee held four meetings and acted by unanimous written consent in lieu of a meeting one time. The Board of Directors has adopted a written Charter for the Audit Committee, a copy of which is available on our Internet website, at www.blackdiamond-inc.com under the tab “Corporate Governance” within the section called “Investor Relations.”

Compensation Committee

The Compensation Committee reviews recommendations for executive compensation, including incentive compensation and stock incentive plans and makes recommendations to the Board of Directors concerning levels of compensation of our executive officers and other key managerial personnel as well as the adoption of incentive and stock plans. Pursuant to the Compensation Committee’s charter (a copy of which is available on our Internet website, at www.blackdiamond-inc.com under the tab “Corporate Governance” within the section called “Investor Relations”), the Compensation Committee’s authority generally includes, among other things, the authority to do each of the following:

•	To assist the Board of Directors in developing and evaluating potential candidates for executive positions and to oversee the development of executive succession plans.

•	To review and approve corporate goals and objectives with respect to compensation for the Company’s senior management team, evaluate the senior management team’s performance in light of those goals and objectives, and, either as a committee or together with the other independent directors, determine and approve the senior management team’s compensation levels based on this evaluation. In determining the long-term incentive component of the senior management team’s compensation, the Compensation Committee shall consider the Company’s performance and relative stockholder return, the value of similar incentive awards to chief executive officers at comparable companies, and the awards given to the Company’s senior management team in past years.

•	To make recommendations to the Board of Directors with respect to non-senior management team compensation, incentive-compensation plans and equity-based plans. The Compensation Committee shall also provide oversight of senior management’s decisions concerning the performance and compensation of other Company officers.

•	To review the Company’s incentive compensation and other stock-based plans and recommend changes in such plans to the Board of Directors as needed. The Compensation Committee shall have and shall exercise all the authority of the Board of Directors with respect to the administration of such plans.

•	To produce the compensation committee report on executive compensation to be included in the Company’s Proxy Statement.

•	To review on an annual basis director compensation and benefits.

14

The Compensation Committee has authority to retain such compensation consultants, outside counsel and other advisors as the Compensation Committee, in its sole discretion, may deem appropriate.

Our Compensation Committee is currently comprised of Messrs. House, Sokolow and Duff, with Mr. House serving as the Chairman, all of whom were determined by the Board of Directors to be independent of the Company. The Compensation Committee does not formally meet on a regular basis, but only as circumstances require. During fiscal 2012, the Compensation Committee held three meetings, acted by unanimous written consent in lieu of a meeting one time, and also held numerous informal discussions.

Nominating/Corporate Governance Committee

The purpose of the Nominating/Corporate Governance Committee is to identify, evaluate and nominate candidates for election to the Board of Directors, as well as review Black Diamond’s corporate governance guidelines and other related documents for compliance with applicable laws and regulations such as the Sarbanes-Oxley Act of 2002 and the NASDAQ listing requirements. The Nominating/Corporate Governance Committee considers all qualified candidates identified by members of the Committee, by other members of the Board of Directors, and by senior management. The Nominating/Corporate Governance Committee will consider nominees recommended by stockholders. Information with respect to a proposed nominee should be forwarded to Black Diamond, Inc., Attention: Secretary, at 2084 East 3900 South, Salt Lake City, UT 84124, and upon receipt, the Secretary will submit them to the Nominating/Corporate Governance Committee for its consideration. Such information shall include the name of the nominee, and such information with respect to the nominee as would be required under the rules and regulations of the SEC to be included in our Proxy Statement if such proposed nominee were to be included therein, as well as a consent executed by the proposed nominee to serve as director if elected as required by the rules and regulations of the SEC. In addition, the stockholder shall include a statement to the effect that the proposed nominee has no direct or indirect business conflict of interest with us, and otherwise meets our standards set forth below. See “Requirements for Submission of Stockholder Proposals, Nomination of Directors and Other Business of Stockholders” for additional information on certain procedures that a stockholder must follow to nominate persons for election as directors.

Our Nominating/Corporate Governance Committee is currently comprised of Messrs. Sokolow, House and Duff, with Mr. Sokolow serving as the Chairman, all of whom were determined by the Board of Directors to be independent of the Company. The Nominating/Corporate Governance Committee does not formally meet on a regular basis, but only as circumstances require. During fiscal 2012, the Nominating/Corporate Governance Committee held one meeting, acted by unanimous written consent in lieu of a meeting one time and held several informal meetings, in person and by telephone, to discuss various topics relevant to its function, including evaluating the composition, structure and qualifications of the Board of Directors. A copy of the Nominating/Corporate Governance Committee’s Charter is available on our Internet website, at www.blackdiamond-inc.com under the tab “Corporate Governance” within the section called “Investor Relations.”

15

Candidates for the Board of Directors should possess fundamental qualities of intelligence, honesty, perceptiveness, good judgment, maturity, high ethics and standards, integrity, fairness and responsibility; have a genuine interest in the Company; have no conflict of interest or legal impediment which would interfere with the duty of loyalty owed to the Company and its stockholders; and have the ability and willingness to spend the time required to function effectively as a director of the Company. The Nominating/Corporate Governance Committee does not have a formal policy with regard to the consideration of diversity in identifying candidates for director. Nevertheless, the Nominating/Corporate Governance Committee’s evaluation of director candidates takes into account their ability to contribute to the diversity of age, background, experience, viewpoints and other individual qualities and attributes represented on the Board of Directors.

The Nominating/Corporate Governance Committee may engage third-party search firms from time to time to assist it in identifying and evaluating nominees for director. The Nominating/Corporate Governance Committee evaluates nominees recommended by stockholders, by other individuals and by the search firms in the same manner, as follows: The Nominating/Corporate Governance Committee reviews biographical information furnished by or about the potential nominees to determine whether they have the experience and qualities discussed above; when a Board of Directors vacancy occurs or is anticipated, the Nominating/Corporate Governance Committee determines which of the qualified candidates to interview, based on the current needs of the Board of Directors and the Company, and members of the Nominating/Corporate Governance Committee meet with these individuals. If, after such meetings, the Nominating/Corporate Governance Committee determines to recommend any candidate to the Board of Directors for consideration, that individual is invited to meet with the entire Board of Directors. The Board of Directors then determines whether to select the individual as a director-nominee.

Director Summary Compensation Table

The following table summarizes the compensation earned by our non-employee directors for the fiscal year ended December 31, 2012:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)		Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Philip N. Duff	29,000	-	48,858	(3)	-	-	-	77,858
Michael A. Henning	44,000	-	48,858	(4)	-	-	-	92,858
Donald L. House	43,000	-	48,858	(5)	-	-	-	91,858
Nicholas Sokolow	43,000	-	48,858	(6)	-	-	-	91,858

(1)	Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for awards made during the applicable year. For discussions on the relevant assumptions, see footnote 12, “Stock-Based Compensation Plan” in the financial statements contained in the Annual Report on Form 10-K for the year ended December 31, 2012.

(2)	Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for awards made during the applicable year. For discussions on the relevant assumptions, see footnote 12, “Stock-Based Compensation Plan” in the financial statements contained in the Annual Report on Form 10-K for the year ended December 31, 2012.

(3)	Mr. Duff’s option award includes the grant of options on June 8, 2012, valued at $48,858 and fully amortized by March 31, 2013.

(4)	Mr. Henning’s option award includes the grant of options on June 8, 2012, valued at $48,858 and fully amortized by March 31, 2013.

(5)	Mr. House’s option award includes the grant of options on June 8, 2012, valued at $48,858 and fully amortized by March 31, 2013.

(6)	Mr. Sokolow’s option award includes the grant of options on June 8, 2012, valued at $48,858 and fully amortized by March 31, 2013.

16

Discussion of Director Compensation

We pay four primary components of compensation to our non-management directors: an annual cash retainer, meeting fees, committee chairman fees, and equity awards, generally comprising of stock equity awards such as stock options. In setting director compensation, the Company considers the significant amount of time that directors expend in fulfilling their duties on our Board of Directors and its committees as well as the skill level required by the Company of members of the Board of Directors and the need to continue to attract highly qualified candidates to serve on our Board of Directors. Director compensation arrangements are reviewed annually to maintain such standards.

Members of our Board of Directors are compensated as follows: (i) the non-employee directors will receive an annual stock option grant at the Annual Meeting of Stockholders of 10,000 shares at an exercise price equal to the closing price of the Company’s common stock on the date of such grant, and vesting and becoming exercisable in four equal consecutive quarterly tranches; (ii) the non-employee directors will receive an annual retainer of $25,000 payable quarterly, (iii) chairmen of the committees of the Board of Directors, other than the Audit Committee, will receive an additional annual payment of $10,000 payable quarterly, (iv) the chairman of the Board of Directors’ Audit Committee will receive an additional annual payment of $15,000 payable quarterly, and (v) each committee member will receive an additional $1,000 per committee meeting attended.

                Our employee directors (Messrs. Kanders, Metcalf and Schiller) are compensated pursuant to their employment agreements (which are described below under the heading “Employment Agreements”).

Involvement in Certain Legal Proceedings

No director, executive officer or person nominated to become a director or executive officer has, within the last ten years: (i) had a bankruptcy petition filed by or against, or a receiver, fiscal agent or similar officer appointed by a court for, any business of such person or entity with respect to which such person was a general partner or executive officer either at the time of the bankruptcy filing or within two years prior to that time; (ii) been convicted in a criminal proceeding or is currently subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (iii) been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting his involvement in any type of business, securities or banking activities or practice; (iv) been found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

17

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Board of Directors has appointed an Audit Committee consisting of three directors. Each of the members of the Audit Committee is independent from Black Diamond and is financially literate as that qualification is interpreted by the Board of Directors. The Board of Directors has adopted a written charter with respect to the Audit Committee’s roles and responsibilities.

Management is responsible for Black Diamond’s internal control and the financial reporting process. The external auditor is responsible for performing an independent audit of Black Diamond’s consolidated financial statements in accordance with U.S. generally accepted auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

The Audit Committee has had various discussions with management and the independent auditors. Management represented to the Audit Committee that Black Diamond’s consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles applied on a consistent basis, and the Audit Committee has reviewed and discussed the quarterly and annual earnings press releases and consolidated financial statements with management and the independent auditors. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees), as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Audit Committee has received the written disclosures and a letter from the independent registered public accounting firm as required by applicable requirements of the Public Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered accounting firm its independence from Black Diamond and its management. The Audit Committee also considers whether the independent registered accounting firm’s provision of audit and non-audit services to Black Diamond is compatible with maintaining the independent registered accounting firm’s independence.

The Audit Committee discussed with the independent auditors the overall scope and plans for its audit. The Audit Committee discussed with the independent auditors, with and without management present, the results of its examinations, the evaluations of Black Diamond’s internal controls, and the overall quality and integrity of financial reporting.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in Black Diamond’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 for filing with the SEC.

Submitted by the Members of the Audit Committee of the Board of Directors:

Michael A. Henning (Chairman)

Donald L. House

Nicholas Sokolow

18

The Report of the Audit Committee does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates the Report of the Audit Committee by reference therein.

EXECUTIVE OFFICERS

The following table sets forth the name, age and position of each of our executive officers as of the date hereof. Our executive officers are appointed by and serve at the discretion of the Board of Directors of Black Diamond.

Name	Age	Position

Warren B. Kanders	55	Executive Chairman of the Board of Directors
Robert R. Schiller	50	Executive Vice Chairman of the Board of Directors
Peter R. Metcalf	57	President and Chief Executive Officer
Aaron J. Kuehne	34	Interim Chief Financial Officer, Vice President of Finance, Secretary and Treasurer

See “Biographical Information for Directors” for biographical information with respect to Warren B. Kanders, Peter R. Metcalf and Robert R. Schiller.

Aaron J. Kuehne, 34, is our Interim Chief Financial Officer, Vice President of Finance, Secretary and Treasurer. Mr. Kuehne has served as the Company’s interim chief financial officer, and principal financial officer and chief accounting officer since March 15, 2013, and has been with the Company since September 2010. Before joining the Company, Mr. Kuehne served as the Corporate Controller of Certiport from August 2009 to September 2010. From July 2004 to August 2009, Mr. Kuehne served in various capacities with KPMG LLP, most recently as Audit Manager. Mr. Kuehne graduated with a Bachelor of Arts degree in Accounting from University of Utah – David Eccles School of Business in 2002 and with a M.B.A. degree from University of Utah – David Eccles School of Business in 2004. He has also been a Certified Public Accountant since 2005.

There are no family relationships between our Named Executive Officers and any director of the Company.

19

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

The Compensation Committee of the Board of Directors (the “Compensation Committee”) establishes the salaries and other compensation of the Company’s Chief Executive Officer and Chief Financial Officer and assists the Board of Directors in establishing compensation packages for Black Diamond’s other Named Executive Officers, its key employees and non-employee directors as well as administering Black Diamond’s incentive plans. The Compensation Committee is generally responsible for setting and administering the policies which govern annual salaries of executive officers, raises and bonuses and certain awards of stock options and common stock under the Company’s 2005 Stock Incentive Plan and otherwise, and, where applicable, compliance with the requirements of Section 162(m) of the Code and such responsibility is generally limited to the actions taken by the Compensation Committee, although at times the full Board of Directors has determined annual executive salaries, raises and, where the Company has determined that compliance with the provisions of Section 162(m) of the Code is not required, bonuses as well as grants of stock options and common stock without having first received recommendations from the Compensation Committee. From time to time, the Compensation Committee reviews our compensation packages to ensure that they remain competitive with the compensation packages offered by similarly-situated companies and continue to incentivize management and align management’s interests with those of our stockholders. Although we do not target executive compensation to any peer group median, we strive to provide a compensation package that is competitive in the market and rewards each executive’s performance.

The Compensation Committee is comprised of three directors, each of whom has considerable experience in executive compensation issues. Each member of the Compensation Committee meets the independence requirements specified by NASDAQ and by Section 162(m) of the Code. No member of the Compensation Committee has ever been an officer or employee of the Company, nor is there a direct or indirect relationship between any of the members of the Committee and any of the Company’s executive officers. The Compensation Committee operates under a written charter adopted by the Board of Directors that is available on our Internet website, at www.blackdiamond-inc.com under the tab “Corporate Governance” within the section called “Investor Relations.”

Executive Compensation Philosophy and Objectives

The Compensation Committee continues to examine and refine our compensation philosophy, objectives and strategy throughout the fiscal year as part of our ongoing efforts to maintain “best practices” in this area and corporate governance in general. The general philosophy of our executive compensation program is to attract and retain talented management that are enthusiastic about our mission and culture while ensuring that our executive officers are compensated in a way that advances the interests of our stockholders. In pursuing these objectives, the Compensation Committee believes that it is critical that a substantial portion of each executive officer’s compensation be contingent upon our overall performance and the growth of the Company. The Compensation Committee is also guided by the principles that our compensation packages must be competitive, must support our overall strategy and objectives, must provide significant rewards for outstanding financial performance while establishing clear consequences for underperformance and must align management’s interests with the interests of stockholders by linking compensation with performance. Annual bonuses and long-term awards for our executive officers should take into account not only objective financial goals, but also individual performance goals that reinforce our core values, which include leadership, accountability, ethics and corporate governance. It is the Compensation Committee’s responsibility to determine the performance goals for the performance-based compensation payable to our Named Executive Officers in compliance with Section 162(m) of the Code, subject to ratification by the Board of Directors, and to certify compliance with such goals before such compensation is paid. Subject to this limitation, the Compensation Committee may also make recommendations to the Board of Directors with respect to Chief Executive Officer and Chief Financial Officer compensation and, either alone or with the other independent members of our Board of Directors, to determine and approve our Chief Executive Officer’s and Chief Financial Officer’s compensation.

20

In determining the compensation packages for our other Named Executive Officers, key employees and non-employee directors, the Compensation Committee and the Board of Directors have evaluated the history and performance of the Company, previous compensation practices and packages awarded to the Company’s executive officers, key employees and non-employee directors, and compensation policies and packages awarded to executive officers, key employees and non-employee directors at similarly-situated companies.

Use of Outside Consultants

The Compensation Committee has the authority to retain and terminate any independent compensation consultant and to obtain independent advice and assistance from internal and external legal, accounting and other advisors. In 2012, the Compensation Committee did not engage any such consultants to determine or recommend the amount or form of executive and director compensation discussed herein.

Compensation Program Components

Our executive compensation program emphasizes company performance, individual performance and an increase in stockholder value over time in determining executive pay levels. Our executive compensation program consists of three key elements: (i) annual base salaries; (ii) a performance-based annual bonus; and (iii) periodic grants of stock options and restricted stock. The Compensation Committee believes that this three-part approach best serves our and our stockholders’ interests by motivating executive officers to improve our financial position, holding executives accountable for the performance of the organizations for which they are responsible and by attracting key executives into our service. Under our compensation program, annual compensation for Named Executive Officers are composed of a significant portion of pay that is “at risk” – specifically, the annual bonus, stock options and restricted stock.

For the fiscal year ended December 31, 2012, the components of compensation for Named Executive Officers were: (i) cash compensation; (ii) equity-based compensation; and (iii) perquisites and other personal and additional benefits. Additional details on each element of our compensation program are outlined below.

Cash Compensation

Base Salary. In reviewing and approving the base salaries of our Named Executive Officers, the Compensation Committee considers the scope of work and responsibilities and other individual-specific factors; the recommendations of our Executive Chairman and Executive Vice Chairman (except in the case of their own respective compensation); compensation for similar positions at similarly-situated companies; and the executive's experience. Except where an existing agreement establishes an executive’s salary, the Compensation Committee generally reviews executive officer and key employee salaries annually at the end of the fiscal year and establishes the base salaries for the upcoming fiscal year in connection with establishing the Company’s budget for the upcoming fiscal year.

21

For 2012, base salaries for the Company’s Executive Chairman, Executive Vice Chairman, and Chief Executive Officer were established pursuant to their respective employment agreements (described below under the heading “Employment Agreements”) and are subject to annual review by the Compensation Committee. Effective April 8, 2012, Mr. Metcalf’s salary was increased from $220,000 to $240,000. In establishing the 2012 base salary of our Chief Executive Officer, the Compensation Committee considered Mr. Metcalf’s extensive knowledge of the Company’s history, products, strategies, technologies, and culture, as well as the additional responsibilities and duties required by his role as chief executive officer of a public company. The base salaries for the Company’s Executive Chairman and Executive Vice Chairman were not modified in 2012 and remained at $175,000, respectively. In establishing the salaries of our Executive Chairman and Executive Vice Chairman, the Compensation Committee considered their respective extensive investment, capital raising, acquisition and operating expertise, as well as the scope of their respective responsibilities. Our Executive Chairman and Executive Vice Chairman devote only as much of their time as is necessary to the affairs of the Company and also serve in various capacities with other public and private entities, including not-for-profit entities.

As Mr. Peay, our Chief Financial Officer, did not have an employment agreement, his employment with the Company is “at will.” Effective April 8, 2012, Mr. Peay’s base salary was increased from $210,000 to $250,000. In establishing Mr. Peay’s 2012 base salary, the Compensation Committee considered, among other things, the compensation for similar positions at similarly-situated companies together with his efforts in the success of the Company’s equity offering completed in February 2012, as well as the additional responsibilities and duties required by his role as chief financial officer of a public company.  Mr. Peay resigned as the Company’s Chief Financial Officer, Secretary and Treasurer on March 15, 2013.

Performance-Based Annual Bonus. With regard to the compensation of any Named Executive Officer that is subject to Section 162(m) of the Code, the Compensation Committee establishes the performance goals and then certifies the satisfaction of such performance goals prior to the payment of the performance-based bonus compensation. In reviewing and approving the annual performance-based bonus for our executive officers, the Compensation Committee may also consider an executive’s contribution to the overall performance of Black Diamond, as well as annual bonuses awarded to persons holding similar positions at similarly-situated companies.

In addition, cash bonuses may be awarded at the discretion of the Board of Directors, the Compensation Committee or the executive management of the Company for exceptional performance related to other corporate activity undertaken by the Company in any year. The Compensation Committee determined to award our Chief Executive Officer a discretionary cash bonus in the amount of $11,870 for the performance of his services in 2012. In determining to award a discretionary cash bonus to our Chief Executive Officer, the Compensation Committee took into account, among other things, Mr. Metcalf’s leadership and his involvement in the Company’s successful acquisitions of POC Sweden AB as well as PIEPS Holding GmbH and their respective subsidiaries. No discretionary cash bonus was awarded to our Chief Financial Officer for his services performed in 2012.

Base salary, incentive compensation and the amount of discretionary bonus (total cash compensation) earned in 2012 by the Named Executive Officers are reflected in the “Salary,” and “Bonus,” columns in the Summary Compensation Table set forth on page 26 of this Proxy Statement.

22

Equity-Based Compensation

We believe that equity-based compensation is the most effective means of creating a long-term link between the compensation provided to officers and other key management personnel and the returns realized by the stockholders. In 2012, the Company maintained the 2005 Stock Incentive Plan to incentivize executive officers and other key employees. The 2005 Stock Incentive Plan is designed to give the Board of Directors discretion and flexibility in designing incentive compensation packages to align the goals of management with those of our stockholders and to motivate executive officers and key employees to improve the operations of the Company, thereby maximizing stockholder value. Pursuant to the plans, the Board of Directors may issue to employees, officers, directors, consultants, independent contractors and advisors of the Company and its subsidiaries incentive stock options, nonqualified stock options, and restricted stock.

Awards under the 2005 Stock Incentive Plan help relate a significant portion of an employee’s long-term remuneration directly to stock price appreciation realized by all our stockholders and align an employee’s interests with that of our stockholders. The Compensation Committee believes equity-based incentive compensation aligns executive and stockholder interests because (i) the use of a multi-year lock-up or vesting schedule or milestone based vesting schedule for equity awards encourages executive retention and emphasizes long-term growth, and (ii) paying a significant portion of management’s compensation in our equity provides management with a powerful incentive to increase stockholder value over the long-term. The specific types and size of awards to be granted (other than options granted to non-employee directors) and the terms and conditions of such awards are determined by the Compensation Committee subject to the provisions of the 2005 Stock Incentive Plan.

The timing of our equity award grants is not designed to have any relationship with our release of material, non-public information. Awards are generally granted at previously scheduled meetings of the Board of Directors and Compensation Committee and as required by our 2005 Stock Incentive Plan, options and stock awards are granted with an exercise price and valued equal to the fair market value of the Company’s common stock which is the closing price on the date of such grant. The Compensation Committee may also approve any equity-based grants in connection with the hiring or promotion of an executive officer.

There was no equity-based compensation awarded to the Named Executive Officers in 2012.

Perquisites and Other Personal and Additional Benefits

Executive officers participate in other employee benefit plans generally available to all employees on the same terms as similarly-situated employees.

The Company maintains qualified 401(k) plans that provide for discretionary Company contributions up to the applicable Internal Revenue Service limits.

The Company also provides Named Executive Officers with perquisites and other personal benefits that the Company and the Compensation Committee believe are reasonable and consistent with its overall compensation program to better enable the Company to attract and retain superior employees for key positions. The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to our Named Executive Officers.

23

The costs to the Company associated with providing these benefits for executive officers named in the Summary Compensation Table are reflected in the “All Other Compensation” column of the Summary Compensation Table set forth on page 26 of this Proxy Statement.

Accounting and Tax Considerations

Section 162(m) of the Code generally disallows a tax deduction to public corporations for compensation other than performance-based compensation over $1,000,000 paid for any fiscal year to an individual who, on the last day of the taxable year, was (i) the Chief Executive Officer or (ii) among the four other highest compensated executive officers whose compensation is required to be reported in the Summary Compensation Table contained herein. Compensation programs generally will qualify as performance-based if (1) compensation is based on pre-established objective performance targets, (2) the programs’ material features have been approved by stockholders, and (3) there is no discretion to increase payments after the performance targets have been established for the performance period. With regard to the compensation of any Named Executive Officer that is subject to Section 162(m) of the Code, the Compensation Committee establishes the performance goals and then certifies the satisfaction of such performance goals prior to the payment of the performance-based bonus compensation. The Compensation Committee desires to maximize deductibility of compensation under Section 162(m) of the Code to the extent practicable while maintaining a competitive, performance-based compensation program. However, the Compensation Committee also believes that it must reserve the right to award compensation which it deems to be in the best interests of our stockholders but which may not be tax deductible under Section 162(m) of the Code.

Policy on Stock Trading

We do not permit our executives and other employees to buy or sell put or call options on the Company’s common stock, or sell the Company’s common stock short.

Post-Employment and Other Events

Retirement, death, disability and change-in-control events trigger the payment of certain compensation to the Named Executive Officers that is not available to all salaried employees. Such compensation is discussed under the headings “Employment Agreements” and “Potential Payments Upon Termination or Change in Control.”

Role of Executive Officers in Compensation Decisions

The Compensation Committee determines the total compensation of our Chief Executive Officer and Chief Financial Officer and oversees the design and administration of compensation and benefit plans for all of the Company’s employees. Certain executive officers, including the Chief Executive Officer and Chief Financial Officer, may attend a portion of most regularly scheduled Compensation Committee meetings, excluding executive sessions, to present topical issues for discussion and education as well as specific recommendations for review. The Compensation Committee also obtains input from our legal, finance and tax advisors, as appropriate.

24

Summary

The Compensation Committee believes that the total compensation package has been designed to motivate key management to improve the operations and financial performance of the Company, thereby increasing the market value of our common stock. The tables in this Executive Compensation section reflect the compensation structure established by the Compensation Committee.

Compensation Committee Report

Our Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management. Based on our Compensation Committee’s review of and the discussions with management with respect to the Compensation Discussion and Analysis, our Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement for filing with the SEC.

Submitted by the Members of the Compensation Committee of the Board of Directors:

Donald House (Chairman)

Nicholas Sokolow

Philip N. Duff

The Report of the Compensation Committee does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates the Report of the Compensation Committee by reference therein.

25

Summary Compensation Table

The following summary compensation table sets forth information concerning the annual and long-term compensation earned for the periods presented below by our executive officers and persons as to whom disclosure is required under the applicable rules of the SEC (collectively, the “Named Executive Officers”).

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Deferred Compensation Earnings	Non-qualified Deferred Compensation Earnings	All Other Compensation ($)		Total ($)

Warren B. Kanders	2012	175,000	(3)	-		-	-	-	-	38,946	(4)	213,946
Executive Chairman	2011	175,000		-		1,566,643	-	-	-	39,147		1,780,790
	2010	206,250		-		2,989,529	-	-	-	42,676		3,238,455

Robert R. Schiller	2012	175,000	(5)	-		-	-	-	-	38,745	(6)	213,745
Executive Vice Chairman	2011	175,000		-		-	-	-	-	35,671		210,671
	2010	102,083		-		-	-	-	-	21,563		123,646

Peter R. Metcalf	2012	235,384	(7)	11,870	(8)	-	-	-	-	15,201	(9)	262,455
President and Chief	2011	217,692		40,000		-	-	-	-	14,195		271,887
Executive Officer	2010	125,192		10,000		-	286,500	-	-	-	(10)	421,692

Robert N. Peay	2012	239,231	(11)	-		-	-	-	-	15,326	(12)	254,557
Chief Financial Officer,	2011	201,923		40,000		-	93,435	-	-	13,261		348,619
Secretary and Treasurer	2010	104,327		20,000		-	114,600	-	-	-	(13)	238,927

(1)	Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for awards made during the applicable year. For discussions on the relevant assumptions, see footnote 11, “Stock-Based Compensation Plans” in the financial statements contained in the Annual Reports on Form 10-K for the years ended December 31, 2012, December 31, 2011, and December 31, 2010.

(2)	Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for awards made during the applicable year. For discussions on the relevant assumptions, see footnote 11, “Stock-Based Compensation Plans” in the financial statements contained in the Annual Reports on Form 10-K for the years ended December 31, 2012, December 31, 2011, and December 31, 2010.

(3)	Mr. Kanders is compensated pursuant to the terms of his employment agreement with the Company dated May 28, 2010, which is discussed under the heading “Employment Agreements” in this Proxy Statement. Such employment agreement replaced his previously existing employment agreement with the Company dated December 6, 2002, as amended effective as of May 1, 2006 and August 6, 2009. Mr. Kanders is required to devote only as much time as is necessary to perform his duties for the Company.

(4)	“All Other Compensation” amount for Mr. Kanders in 2012 consists of the following items: 401(k) matching contributions, $2,625; health, short-term and long-term disability, and AD&D, $35,852; and life insurance, $469.

(5)	Mr. Schiller is compensated pursuant to the terms of his employment agreement with the Company dated May 28, 2010, which is discussed under the heading “Employment Agreements” in this Proxy Statement. Mr. Schiller is required to devote only as much time as is necessary to perform his duties for the Company.

(6)	“All Other Compensation” amount for Mr. Schiller in 2012 consists of the following items: 401(k) matching contributions, $2,625; health, short-term and long-term disability, and AD&D, $35,651; and life insurance, $469.

(7)	Mr. Metcalf commenced employment as the Company’s President and Chief Executive effective as of May 28, 2010. Mr. Metcalf is compensated pursuant to the terms of his employment agreement with the Company dated as of May 7, 2010, as amended, which is discussed under the heading “Employment Agreements” in this Proxy Statement. Effective April 8, 2012, Mr. Metcalf’s salary was increased from $220,000 to $240,000.

(8)	Discretionary cash bonus awarded by the Board of Directors.

(9)	“All Other Compensation” amount for Mr. Metcalf in 2012 consists of the following items: 401(k) matching contributions, $3,579; health, short-term and long-term disability, and AD&D, $11,382; and life insurance, $240.

(10)	All Other Compensation” amount for Mr. Metcalf in 2010 was less than $10,000.

(11)	Mr. Peay commenced employment as the Company’s Chief Financial Executive effective as of May 28, 2010. Mr. Peay’s employment with the Company is “at-will”. Effective April 8, 2012, Mr. Peay’s salary was increased from $210,000 to $250,000. Mr. Peay resigned as Chief Financial Officer, Secretary and Treasurer on March 15, 2013.

(12)	“All Other Compensation” amount for Mr. Peay in 2012 consists of the following items: 401(k) matching contributions, $3,626; health, short-term and long-term disability, and AD&D, $11,460; life insurance, $240.

(13)	“All Other Compensation” amount for Mr. Peay in 2010 was less than $10,000.

26

Grants of Plan-Based Awards

There were no grants of plan-based awards in fiscal year 2012 to our Named Executive Officers during the fiscal year ended December 31, 2012.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information concerning stock options and stock awards held by the Named Executive Officers at December 31, 2012:

Option Awards									Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date		Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Warren B. Kanders			-		-				-		-	-	-
	400,000	(1)	-		-	7.50	5/31/20	(1)	-		-	-	-
	400,000	(1)	-		-	10.00	5/31/20	(1)	-		-	-	-
	-		-		-				-		-	-	-
	-		-		-	-	-		500,000	(2)	4,100,000	-	-
			-		-	-	-		250,000	(3)	2,050,000	-	-

Robert R. Schiller	-		-		-	-	-		-		-	-	-

Peter R. Metcalf	30,000	(4)	45,000	(4)	-	6.85	5/28/20		-		-	-	-

Robert N. Peay	12,000	(5)	18,000	(5)	-	6.85	5/28/20		-		-	-	-
	10,000	(6)	15,000	(6)	-	6.57	3/29/21		-		-	-	-

(1)	Fully vested non-plan stock option award. The Company’s Compensation Committee and Board of Directors approved, effective as of May 28, 2010, the extension of the expiration date for such stock option awards from December 20, 2012 to May 31, 2020.

(2)	A seven-year restricted stock award granted under the Company’s 2005 Stock Incentive Plan of which: (A) 250,000 restricted shares will vest and become nonforfeitable on the date the closing price of the Company’s common stock shall have equaled or exceeded $10.00 per share for 20 consecutive trading days; and (B) 250,000 restricted shares will vest and become nonforfeitable on the date the closing price of the Company’s common stock shall have equaled or exceeded $12.00 per share for 20 consecutive trading days.

(3)	A seven-year restricted stock award granted under the Company’s 2005 Stock Incentive Plan on January 17, 2011 of 250,000 restricted shares which will vest and become nonforfeitable on the date the closing price of the Company’s common stock shall have equaled or exceeded $14.00 per share for 20 consecutive trading days.

(4)	Stock option award granted pursuant to the Company’s 2005 Stock Incentive Plan. Options to purchase 30,000 shares of common stock became exercisable on December 31, 2012 and options to purchase 22,500 shares of common stock shall vest and become exercisable on each of December 31, 2013 and December 31, 2014.

(5)	Stock option award granted pursuant to the Company’s 2005 Stock Incentive Plan. Options to purchase 12,000 shares of common stock became exercisable on December 31, 2012 and options to purchase 9,000 shares of common stock shall vest and become exercisable on each of December 31, 2013 and December 31, 2014.

(6)	Stock option award granted pursuant to the Company’s 2005 Stock Incentive Plan. Options to purchase 10,000 shares of common stock became exercisable on December 31, 2012 and options to purchase 7,500 shares of common stock shall vest and become exercisable on each of December 31, 2013 and December 31, 2014.

27

Option Exercises and Stock Vested During Fiscal 2012

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

Warren B. Kanders	200,000	1,648,000	-	-
	21,250	193,588	-	-
Robert R. Schiller	-	-	-	-

Peter R. Metcalf	-	-	-	-

Robert N. Peay	-	-	-	-

Pension Benefits – Fiscal 2012

There were no pension benefits earned by our Named Executive Officers during the fiscal year ended December 31, 2012.

Non-qualified Defined Contribution and Other Non-qualified Deferred Compensation Plans

The Company does not have any non-qualified defined contribution or other non-qualified deferred compensation plans covering its Named Executive Officers.

Potential Payments Upon Termination or Change of Control

The tables below reflect the amount of compensation payable to each of the Named Executive Officers of the Company in the event of termination of such executive’s employment. The amount of compensation payable to each Named Executive Officer upon voluntary termination; retirement; involuntary not-for-cause termination; involuntary for cause termination; termination following a change of control; retention following a change of control; and in the event of disability or death of the executive is shown below. The amounts shown assume that such termination was effective as of December 31, 2012. The amounts shown thus include amounts earned through such times and are estimates of the amounts which would be paid out to the executives upon their termination. The actual amounts to be paid out can only be determined at the time of such executive’s separation from the Company.

Payments Made Upon Termination

Regardless of the manner in which a Named Executive Officer’s employment terminates, he may be entitled to receive amounts earned during his term of employment.

Payments Made Upon Retirement

In the event of the retirement of a Named Executive Officer, no additional benefits are paid.

28

Payments Made Upon a Change of Control

Pursuant to the terms of the employment agreements between the Company and each of Messrs. Kanders, Schiller and Metcalf, if such executive’s employment with the Company is terminated following a change of control (other than termination by the Company for cause or by reason of death or disability) or if such executive terminates his employment in certain circumstances defined in the employment agreement which constitute “good reason,” then such executive will receive one year of annual salary in one lump sum and all unvested stock options held by the executive will automatically vest and become exercisable.

Pursuant to the employment agreements between the Company and each of Messrs. Kanders, Schiller and Metcalf, a change of control is deemed to occur in the event that:

•	the members of the Board of Directors as of May 28, 2010 cease to constitute a majority of the Board of Directors provided, however, that any individual becoming a director subsequent to May 28, 2010, whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Board shall be considered as though such individual was a member of the Board as of May 28, 2010; or

•	the Company shall have been sold by either (i) a sale of all or substantially all its assets, or (ii) a merger or consolidation, other than any merger or consolidation pursuant to which the Company acquires another entity, or (iii) a tender offer, whether solicited or unsolicited; or

•	any party, other than the Company, is or becomes the “beneficial owner” (as defined in the Exchange Act), directly or indirectly, of voting securities representing 50% or more of the total voting power of the Company.

29

Warren B. Kanders

The following table shows the potential payments upon termination or a change of control of the Company for Warren B. Kanders, the Company’s Executive Chairman, which includes payments payable pursuant to the terms of his employment agreement dated May 28, 2010, which is discussed under the heading “Employment Agreements” in this Proxy Statement.

Executive Benefits upon Payments Upon Separation	Voluntary Termination on 12/31/12 ($)	For Cause Termination on 12/31/12 ($)	Without Cause Termination on 12/31/12 ($)		Change-in-Control and Termination on 12/31/12 ($)		Disability on 12/31/12 ($)	Death on 12/31/12 ($)

Compensation

Cash Severance - Salary	-	-	175,000	(1)	175,000	(1)	-	-

Stock Options	-	-	-		-		-	-

Restricted Stock	-	-	6,150,000	(2)	6,150,000	(2)	-	-

Benefits & Perquisites								-

Life Insurance	-	-	-		-		-	2,250,000	(3)

Disability Income	-	-	-		-		-	-

Total			6,325,000		6,325,000			2,250,000

(1)	Mr. Kanders would be entitled to receive one year of his annual base salary of $175,000 in one lump sum pursuant to the terms of his employment agreement which is discussed under the heading “Employment Agreements” in this Proxy Statement.

(2)	The unvested portion of (i) 500,000 shares of restricted common stock awarded to Mr. Kanders pursuant to the terms of a restricted stock agreement dated May 28, 2010; and (ii) 250,000 shares of restricted common stock awarded to Mr. Kanders pursuant to the terms of a restricted stock agreement dated January 17, 2011, would be accelerated and valued using the December 31, 2012 market price of $8.20 per share.

(3)	Upon Mr. Kanders’ death, his designees would be entitled to receive $2,000,000 pursuant to the terms of his employment agreement which is discussed under the heading “Employment Agreements” in this Proxy Statement, and an additional $250,000 from a Company group term life policy that is maintained for the benefit of all of the Company’s employees.

30

Robert R. Schiller

The following table shows the potential payments upon termination or a change of control of the Company for Robert R. Schiller, the Company’s Executive Vice Chairman, which includes payments payable pursuant to the terms of his employment agreement dated May 28, 2010, which is discussed under the heading “Employment Agreements” in this Proxy Statement.

Executive Benefits upon Payments Upon Separation	Voluntary Termination on 12/31/12 ($)	For Cause Termination on 12/31/12 ($)	Without Cause Termination on 12/31/12 ($)		Change-in-Control and Termination on 12/31/12 ($)		Disability on 12/31/12 ($)	Death on 12/31/12 ($)

Compensation

Cash Severance - Salary	-	-	175,000	(1)	175,000	(1)	-	-

Stock Options	-	-	-		-		-	-

Restricted Stock	-	-	-		-		-	-

Benefits & Perquisites

Life Insurance	-	-	-		-		-	250,000	(2)

Disability Income	-	-	-		-		-	-

Total			175,000		175,000			250,000

(1)	Mr. Schiller would be entitled to receive one year of his annual base salary of $175,000 in one lump sum pursuant to the terms of his employment agreement which is discussed under the heading “Employment Agreements” in this Proxy Statement.

(2)	Upon Mr. Schiller’s death, his beneficiary would be entitled to receive $250,000 from a Company group term life policy that is maintained for the benefit of all of the Company’s employees.

31

Peter R. Metcalf

The following table shows the potential payments upon termination or a change of control of the Company for Peter R. Metcalf, the Company’s Chief Executive Officer and President, which includes payments payable pursuant to the terms of his employment agreement dated May 7, 2010, which is discussed under the heading “Employment Agreements” in this Proxy Statement.

Executive Benefits upon Payments Upon Separation	Voluntary Termination on 12/31/12 ($)	For Cause Termination on 12/31/12 ($)	Without Cause Termination on 12/31/12 ($)		Change-in-Control and Termination on 12/31/12 ($)		Disability on 12/31/12 ($)		Death on 12/31/12 ($)

Compensation

Cash Severance - Salary	-	-	240,000	(1)	240,000	(1)	-		-

Stock Options	-	-	60,750	(2)	60,750	(2)	60,750	(2)	60,750	(2)

Restricted Stock	-	-	-		-		-		-

Benefits & Perquisites

Life Insurance	-	-	-		-		-		200,000	(3)

Disability Income	-	-	-		-		-		-

Total			300,750		300,750		60,750		260,750

(1)	Mr. Metcalf would be entitled to receive one year of his annual base salary of $240,000 in one lump sum pursuant to the terms of his employment agreement which is discussed under the heading “Employment Agreements” in this Proxy Statement.

(2)	The unvested portion of 75,000 options to purchase shares of the Company’s common stock awarded to Mr. Metcalf on May 28, 2010 would be accelerated pursuant to the terms of his employment agreement which is discussed under the heading “Employment Agreements” in this Proxy Statement. Valued using the December 31, 2012 market price of $8.20.

(3)	Upon Mr. Metcalf’s death, his beneficiary would be entitled to receive $200,000 from a Company group term life policy that is maintained for the benefit of all of the Company’s employees.

32

Robert N. Peay

The following table shows the potential payments upon termination or a change of control of the Company for Robert N. Peay, the Company’s Chief Financial Officer, Secretary and Treasurer.

Executive Benefits upon Payments Upon Separation	Voluntary Termination on 12/31/12 ($)	For Cause Termination on 12/31/12 ($)	Without Cause Termination on 12/31/12 ($)	Change-in- Control and Termination on 12/31/12 ($)	Disability on 12/31/12 ($)	Death on 12/31/12 ($)

Compensation

Cash Severance - Salary	-	-	-	-	-	-

Stock Options	-	-	-	-	-	-

Restricted Stock	-	-	-	-	-	-

Benefits & Perquisites

Life Insurance	-	-	-	-	-	200,000	(1)

Disability Income	-	-	-	-	-	-

Total						200,000

(1)	Upon Mr. Peay’s death, his beneficiary would be entitled to receive $200,000 from a Company group term life policy that is maintained for the benefit of all of the Company’s employees.

33

EMPLOYMENT AGREEMENTS

Warren B. Kanders

On May 28, 2010, the Company entered into an employment agreement with Warren B. Kanders (the “Kanders Employment Agreement”), in connection with the consummation of the acquisitions of Black Diamond Equipment and Gregory, which replaced his previously existing employment agreement with the Company dated December 6, 2002, as amended effective as of May 1, 2006 and August 6, 2009. The Kanders Employment Agreement provides for his employment as Executive Chairman of the Company for a term of three years, subject to certain termination rights, during which time he will receive an annual base salary of $175,000, subject to annual review by the Company. In addition, Mr. Kanders is entitled, at the discretion of the Compensation Committee of the Company’s Board of Directors, to receive performance bonuses, which may be based upon a variety of factors, and stock options and to participate in other bonus plans of the Company. Mr. Kanders will also be entitled, in the sole and absolute discretion of the Compensation Committee of the Company’s Board of Directors, to bonuses in the form of cash, stock options and/or restricted stock awards based upon his provision of strategic advice to the Company in connection with capital markets transactions, financings, capital structure optimization and mergers and acquisitions transactions. The Company also agreed to maintain term life insurance on Mr. Kanders in the amount of $2,000,000 for the benefit of his designees (the “Kanders Life Insurance”).

The Kanders Employment Agreement contains a non-competition covenant and non-interference (relating to the Company’s customers) and non-solicitation (relating to the Company’s employees) provisions effective during the term of his employment and for a period of three years after termination of the Kanders Employment Agreement.

In the event that Mr. Kanders’ employment is terminated (i) by the Company without “cause” (as such term is defined in the Kanders Employment Agreement); (ii) by Mr. Kanders for certain reasons set forth in the Kanders Employment Agreement; or (iii) by Mr. Kanders upon a “change in control” (as such term is defined in the Kanders Employment Agreement), Mr. Kanders will be entitled to receive an amount equal to one year of his base salary in one lump sum payment within five days after the effective date of such termination and all unvested stock options held by Mr. Kanders will immediately vest and become exercisable.    In the event that Mr. Kanders fails to comply with any of his post-employment obligations under the Kanders Employment Agreement, including, without limitation, the non-competition covenant and the non-interference and non-solicitation provisions, Mr. Kanders will be required to repay such lump sum payment as of the date of such failure to comply and he will have no further rights in or to such lump sum payment. In the event that Mr. Kanders’ employment is terminated upon his death, Mr. Kanders’ designees will be entitled to receive the proceeds of the Kanders Life Insurance. The Kanders Employment Agreement may also be terminated by the Company for “cause.” In the event that Mr. Kanders’ employment is terminated by the Company for “cause,” all stock options, whether vested or unvested, will terminate and be null and void.

34

In connection with the acquisitions of Black Diamond Equipment and Gregory, the Company’s Compensation Committee and Board of Directors approved, effective as of May 28, 2010, (i) the extension of the expiration date from December 20, 2012 to May 31, 2020 of an aggregate of 800,000 vested non-plan stock options previously granted to Mr. Kanders pursuant to a stock option agreement, dated December 23, 2002, between the Company and Mr. Kanders, (ii) the acceleration of vesting of 500,000 shares of restricted common stock that had been previously granted to Mr. Kanders, pursuant to a restricted stock agreement dated April 11, 2003, between the Company and Mr. Kanders, and (iii) the payment of Mr. Kanders’ previously deferred salary. Also on May 28, 2010, the Company entered into a new restricted stock award agreement with Mr. Kanders pursuant to which Mr. Kanders was granted a seven-year restricted stock award of 500,000 restricted shares under the Company’s 2005 Stock Incentive Plan, of which (i) 250,000 restricted shares will vest and become nonforfeitable on the date the closing price of the Company’s common stock shall have equaled or exceeded $10.00 per share for twenty consecutive trading days; and (ii) 250,000 restricted shares will vest and become nonforfeitable on the date the closing price of the Company’s common stock shall have equaled or exceeded $12.00 per share for twenty consecutive trading days.

On January 17, 2011, Mr. Kanders was awarded 250,000 shares of restricted stock, which the Company’s Board of Directors in May 2010 had determined to award to Mr. Kanders if he was an employee and/or a director of the Company or any of its subsidiaries as of the time of the award. Such restricted stock award will vest and become nonforfeitable on the date the closing price of the Company’s common stock shall have equaled or exceeded $14.00 per share for twenty consecutive trading days.

Robert R. Schiller

On May 28, 2010, the Company entered into an employment agreement with Robert R. Schiller (the “Schiller Employment Agreement”) in connection with the consummation of the acquisitions of Black Diamond Equipment and Gregory. The Schiller Employment Agreement provides for his employment as Executive Vice Chairman of the Company for a term of three years, subject to certain termination rights, during which time he will receive an annual base salary of $175,000, subject to annual review by the Company. In addition, Mr. Schiller is entitled, at the discretion of the Compensation Committee of the Company’s Board of Directors, to receive performance bonuses, which may be based upon a variety of factors, and stock options and to participate in other bonus plans of the Company. Mr. Schiller will also be entitled, in the sole and absolute discretion of the Compensation Committee of the Company’s Board of Directors, to bonuses in the form of cash, stock options and/or restricted stock awards based upon his provision of strategic advice to the Company in connection with capital markets transactions, financings, capital structure optimization and mergers and acquisitions transactions.

The Schiller Employment Agreement contains a non-competition covenant and non-interference (relating to the Company’s customers) and non-solicitation (relating to the Company’s employees) provisions effective during the term of his employment and for a period of three years after termination of the Schiller Employment Agreement.

In the event that Mr. Schiller’s employment is terminated (i) by the Company without “cause” (as such term is defined in the Schiller Employment Agreement); (ii) by Mr. Schiller for certain reasons set forth in the Schiller Employment Agreement; or (iii) by Mr. Schiller upon a “change in control” (as such term is defined in the Schiller Employment Agreement), Mr. Schiller will be entitled to receive an amount equal to one year of his base salary in one lump sum payment within five days after the effective date of such termination and all unvested stock options held by Mr. Schiller will immediately vest and become exercisable. In the event that Mr. Schiller fails to comply with any of his post-employment obligations under the Schiller Employment Agreement, including, without limitation, the non-competition covenant and the non-solicitation provisions, Mr. Schiller will be required to repay such lump sum payment as of the date of such failure to comply and he will have no further rights in or to such lump sum payment. The Schiller Employment Agreement may also be terminated by the Company for “cause.” In the event that Mr. Schiller’s employment is terminated by the Company for “cause,” all stock options, whether vested or unvested, will terminate and be null and void.

35

Peter R. Metcalf

On May 7, 2010, the Company entered into an employment agreement, as amended, with Peter R. Metcalf, which became effective on the closing of the acquisition of Black Diamond Equipment on May 28, 2010 (the “Metcalf Employment Agreement”). The Metcalf Employment Agreement provides for his employment as President and Chief Executive Officer of the Company for a term of three years, subject to certain termination rights, at an annual base salary of $210,000, subject to annual review by the Company. Effective April 8, 2012, Mr. Metcalf’s salary was increased from $220,000 to $240,000. In addition, Mr. Metcalf is entitled, at the discretion of the Compensation Committee of the Company’s Board of Directors, to receive performance bonuses, which may be based upon a variety of factors, and stock options and to participate in other bonus plans of the Company. The Compensation Committee determined to award Mr. Metcalf a discretionary cash bonus in the amount of $11,870 for the performance of his services in 2012.

Upon the closing of the acquisition of Black Diamond Equipment, pursuant to the Metcalf Employment Agreement, the Company issued and granted to Mr. Metcalf an option to purchase 75,000 shares of the Company’s common stock, having an exercise price equal to $6.85 per share, and vesting in three installments as follows: 30,000 options on December 31, 2012 and 22,500 options on each of December 31, 2013 and December 31, 2014, provided that any of these 75,000 options that are unvested will immediately vest if his employment agreement is not renewed upon expiration of the three-year term.

The Metcalf Employment Agreement contains a non-competition covenant and non-interference (relating to the Company’s customers) and non-solicitation (relating to the Company’s employees) provisions effective during the term of his employment and for a period of two years after termination of the Metcalf Employment Agreement.

In the event that Mr. Metcalf’s employment is terminated (i) by the Company without “cause” (as such term is defined in the Metcalf Employment Agreement), (ii) by Mr. Metcalf for certain reasons set forth in the Metcalf Employment Agreement or (iii) by Mr. Metcalf upon a “change in control” (as such term is defined in the Metcalf Employment Agreement), Mr. Metcalf will be entitled to receive an amount equal to one year of his base salary in one lump sum payment within five days after the effective date of such termination and all unvested stock options held by Mr. Metcalf will immediately vest and become exercisable. In addition, in the event that Mr. Metcalf’s employment is terminated for any reason other than by the Company for “cause” (as such term is defined in the Metcalf Employment Agreement), the Company has agreed, during the period commencing with such termination and ending on his sixty-fifth birthday, to provide Mr. Metcalf with the same form of medical and dental insurance as the Company may make available to, or have in effect for, its senior executive officers from time to time.

36

In the event that Mr. Metcalf fails to comply with any of his post-employment obligations under the Metcalf Employment Agreement, including, without limitation, the non-competition covenant and the non-interference and non-solicitation provisions, Mr. Metcalf will be required to repay such lump sum payment as of the date of such failure to comply and he will have no further rights in or to such lump sum payment and the Company’s obligation to provide the medical and dental insurance benefits described above will terminate and be null and void as of such date. The Metcalf Employment Agreement may also be terminated by the Company for “cause.” In the event that Mr. Metcalf’s employment is terminated by the Company for “cause,” all stock options, whether vested or unvested, will terminate and be null and void.

Robert N. Peay

On May 28, 2010, in connection with the consummation of the acquisitions of Black Diamond Equipment and Gregory, Robert N. Peay became Chief Financial Officer, Secretary and Treasurer of the Company with a base salary of $175,000 per year. Mr. Peay’s employment with the Company is “at-will”. Effective April 8, 2012, Mr. Peay’s base salary was increased from $210,000 to $250,000. In addition, upon the closing of the acquisition of Black Diamond Equipment, the Company issued and granted to Mr. Peay an option to purchase 30,000 shares of the Company’s common stock having an exercise price of $6.85 per share, and vesting in three installments as follows: 12,000 shares on December 31, 2012 and 9,000 shares on each of December 31, 2013 and December 31, 2014. On March 29, 2011, the Company issued and granted to Mr. Peay an option to purchase 25,000 shares of the Company’s common stock having an exercise price of $6.57 per share, and vesting in three installments as follows: 10,000 shares on December 31, 2012 and 7,500 shares on each of December 31, 2013 and December 31, 2014. Mr. Peay resigned as the Company’s Chief Financial Officer, Secretary and Treasurer on March 15, 2013.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER

PARTICIPATION

During fiscal 2012, none of the members of our Compensation Committee (i) served as an officer or employee of Black Diamond or its subsidiaries, (ii) was formerly an officer of Black Diamond or its subsidiaries or (iii) entered into any transactions with Black Diamond or its subsidiaries. During fiscal 2012, none of our executive officers (i) served as a member of the compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the board of directors) of another entity, one of whose executive officers served on our Compensation Committee, (ii) served as director of another entity, one of whose executive officers served on our Compensation Committee, or (iii) served as member of the compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the board of directors) of another entity, one of whose executive officers served as a director of Black Diamond.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Public Offering

On February 22, 2012, certain of the Company’s officers, directors and employees, including Messrs. Kanders, Schiller, Metcalf, Sokolow and Duff, purchased an aggregate of 1,333,333 shares of common stock sold by the Company in the Offering of 8,912,500 shares of common stock at a price of $7.50 per share.  The last reported sale price of the Company’s common stock on February 15, 2012 prior to pricing of the public offering was $8.01 per share.

37

5% Unsecured Subordinated Notes due May 28, 2017

As part of the consideration payable to the stockholders of Gregory when the Company acquired Gregory on May 28, 2010, the Company issued $14,517,000 and $7,539,000 in 5% Unsecured Subordinated Notes due May 28, 2017 (the “Merger Consideration Subordinated Notes”) to Kanders GMP Holdings, LLC, Schiller Gregory Investment Company, LLC, respectively. Mr. Warren B. Kanders, the Company’s Executive Chairman and a member of its Board of Directors, is a majority member and a trustee of the manager of Kanders GMP Holdings, LLC. The sole manager of Schiller Gregory Investment Company, LLC is Mr. Robert R. Schiller, the Company’s Executive Vice Chairman and a member of its Board of Directors. The principle terms of the Merger Consideration Subordinated Notes are as follows: (i) the principal amount is due and payable on May 28, 2017 and is prepayable by the Company at anytime; (ii) interest will accrue on the principal amount at the rate of 5% per annum and shall be payable quarterly in cash; (iii) the default interest rate shall accrue at the rate of 10% per annum during the occurrence of an event of default; and (iv) events of default, which can only be triggered with the consent of Kanders GMP Holdings, LLC, are: (a) the default by the Company on any payment due under a Merger Consideration Subordinated Note; (b) the Company’s failure to perform or observe any other material covenant or agreement contained in the Merger Consideration Subordinated Notes; or (c) the Company’s instituting or becoming subject to a proceeding under the Bankruptcy Code. The Merger Consideration Subordinated Notes are junior to all senior indebtedness of the Company, except that payments of interest continue to be made under the Merger Consideration Subordinated Notes as long as no event of default exists under any senior indebtedness.

On April 7, 2011, Schiller Gregory Investment Company, LLC transferred its Merger Consideration Subordinated Note in equal amounts to the Robert R. Schiller Cornerstone Trust and the Deborah Schiller 2005 Revocable Trust. During the year ended December 31, 2012, approximately $725,000 in interest was paid to Kanders GMP Holdings, LLC, and approximately $382,000 in interest was paid to the Robert R. Schiller Cornerstone Trust and the Deborah Schiller 2005 Revocable Trust pursuant to the outstanding Merger Consideration Subordinated Notes.

On May 29, 2012 and August 13, 2012, five former employees of Gregory exercised certain sales rights and sold the Company’s outstanding 5% Unsecured Subordinated Notes due May 28, 2017 held by them (the “Gregory Subordinated Notes”) in the aggregate principal amount of approximately $365,000 to Kanders GMP Holdings, LLC and in the aggregate principal amount of approximately $189,000 to Schiller Gregory Investment Company, LLC. During the year ended December 31, 2012, approximately $9,500 in interest was paid to Kanders GMP Holdings, LLC, and approximately $4,900 in interest was paid to Schiller Gregory Investment Company, LLC pursuant to the outstanding Gregory Subordinated Notes.

Review, Approval or Ratification of Transactions with Related Persons

The Audit Committee is responsible for reviewing and approving all related person transactions. Under the SEC’s rules, a related person is a director, officer, nominee for director, or 5% stockholder of the Company since the beginning of the last fiscal year and their immediate family members. In addition, under the SEC’s rules, a related person transaction is a transaction or series of transactions in which the company is a participant and the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest.

38

The Board of Directors has a general practice of requiring directors interested in a transaction not to participate in deliberations or to vote upon transactions in which they have an interest, and to be sure that transactions with directors, executive officers and major stockholders are on terms that align the interests of the parties to such agreements with the interests of the stockholders.

These practices are undertaken pursuant to written policies and procedures contained in: (i) the Charter of the Audit Committee of the Company’s Board of Directors, which vests the Audit Committee with the responsibility for the Company’s compliance with legal and regulatory requirements; (ii) the Company’s Amended and Restated Corporate Governance Guidelines, which vests in the Board and its committees the specific function of ensuring processes are in place for maintaining the integrity of compliance with law and ethics, and requiring that directors recuse themselves from any discussion or decision affecting their personal, business or professional interests; and (iii) the Company’s Code of Business Conduct and Ethics, which requires compliance with applicable laws and regulations, the avoidance of conflicts of interest, and prohibits the taking of corporate opportunities for personal benefit.  In addition, as a Delaware corporation, we are subject to Section 144 of the Delaware General Corporation Law, which provides, among other things, that related party transactions involving the Company and our directors or officers need to be approved by a majority of disinterested directors or a duly authorized committee of the Board comprised of disinterested directors after disclosure of the material facts relating to the interested transaction in question.

39

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP has audited the financial statements of the Company for the year ended December 31, 2012. The Board of Directors, upon recommendation of the Audit Committee, desires to continue the services of KPMG LLP for the current year ending December 31, 2013. Accordingly, the Board of Directors will recommend at the Meeting that the stockholders ratify the appointment by Board of Directors of the firm of KPMG LLP to audit the financial statements of the Company for the current year ending December 31, 2013. Representatives of that firm are expected to be available at the Meeting, shall have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions. Although ratification by stockholders is not required by our Amended and Restated Bylaws, our Charter of the Audit Committee or applicable law, the Audit Committee has determined that requesting ratification by stockholders of its selection of KPMG LLP as our independent registered public accounting firm is a matter of good corporate practice. In the event the stockholders do not ratify the appointment of KPMG LLP, the appointment will be reconsidered by the Audit Committee and the Board of Directors. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR

RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2013.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Aggregate fees for professional services rendered for Black Diamond by KPMG LLP for the fiscal years ended December 31, 2012 and 2011 were:

	Fiscal 2012	Fiscal 2011

Audit Fees	$1,151,608	$626,120

Audit Related Fees	$228,000	-

Tax Fees	$115,461	$146,355

All Other Fees	-	$111,547

Total	$1,495,069	$884,022

Audit Fees. KPMG LLP was engaged as our independent registered public accounting firm to audit our financial statements for the years ended December 31, 2012 and 2011, to audit our internal control over financial reporting as of December 31, 2012, to review our 2012 and 2011 interim financial statements, and to perform services in connection with our registration statements. The aggregate audit fees KPMG LLP billed us for professional services were $1,151,608 in 2012 and $626,120 in 2011.

40

Audit Related Fees. KPMG LLP billed us $228,000 in 2012 for due diligence services rendered in connection with our acquisition of POC Sweden AB and its subsidiaries as well as PIEPS Holding GmbH and its subsidiaries. There were no Audit Related Fees for the fiscal year ended December 31, 2011.

Tax Fees. The amounts KPMG LLP billed us for professional services rendered for compliance, tax advice or tax planning was $115,461 and $146,355 for the fiscal years ended December 31, 2012 and 2011, respectively.

All Other Fees. There were no other fees for the fiscal year ended December 31, 2012. For the fiscal year ended December 31, 2011, KMPG LLP billed us $111,547 for professional services rendered in connection with our public offering and acquisition related services.

Auditor Independence. The Audit Committee has considered the non-audit services provided by KPMG LLP and determined that the provision of such services had no effect on KPMG LLP’s independence from Black Diamond.

Audit Committee Pre-Approval Policy and Procedures.

The Audit Committee must review and pre-approve all audit and non-audit services provided by KPMG LLP, our independent auditors, and has adopted a Pre-Approval Policy. In conducting reviews of audit and non-audit services, the Audit Committee will determine whether the provision of such services would impair the auditor’s independence. The term of any pre-approval is twelve months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. Any proposed services exceeding pre-approved fee ranges or limits must be specifically pre-approved by the Audit Committee.

Requests or applications to provide services that require pre-approval by the Audit Committee must be accompanied by a statement of the independent auditors as to whether, in the auditor’s view, the request or application is consistent with the SEC’s rules on auditor independence. Each pre-approval request or application must also be accompanied by documentation regarding the specific services to be provided.

Since the adoption of the Pre-Approval Policy by the Audit Committee on March 11, 2004, the Audit Committee has not waived the pre-approval requirement for any services rendered by KPMG LLP to Black Diamond. All of the services provided by KPMG LLP to Black Diamond described above were pre-approved by the Audit Committee.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors does not intend to present any other matter for action at the Meeting other than as set forth in the Notice of Annual Meeting and this Proxy Statement. If any other matters properly comes before the Meeting, it is intended that the shares represented by the proxies will be voted, in the absence of contrary instructions, in the discretion of the persons named in the Proxy Card.

41

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, requires our directors and executive officers and any persons who own more than 10% of our capital stock to file with the SEC (and, if such security is listed on a national securities exchange, with such exchange), various reports as to ownership of such capital stock. Such persons are required by the SEC’s regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely upon reports and representations submitted by the directors, executive officers and holders of more than 10% of our capital stock, all Forms 3, 4 and 5 showing ownership of and changes of ownership in our capital stock during the 2012 fiscal year were timely filed with the SEC.

FORM 10-K

We will provide, without charge, to each stockholder as of the Record Date, upon our receipt of a written request of the stockholder, a copy of our Annual Report on Form 10-K for the year ended December 31, 2012, including the financial statements and schedules, as filed with the SEC. Stockholders should direct the written request to Black Diamond, Inc., 2084 East 3900 South, Salt Lake City, UT 84124, Attention: Secretary.

REQUIREMENTS FOR SUBMISSION OF STOCKHOLDER PROPOSALS, NOMINATION OF DIRECTORS AND OTHER BUSINESS OF STOCKHOLDERS

Under the rules of the SEC, if a stockholder wants us to include a proposal in our Proxy Statement and Proxy Card for presentation at our 2014 Annual Meeting, the proposal must be received by us at our principal executive offices by December 28, 2013 (or, if the 2014 Annual Meeting is called for a date not within 30 calendar days before or after June 11, 2014, within a reasonable time before we begin to print and mail our proxy materials for the meeting). The proposal should be sent to the attention of: Secretary, Black Diamond, Inc., 2084 East 3900 South, Salt Lake City, UT 84124 and must include the information and representations that are set out in Exchange Act Rule 14a-8.

Under our Bylaws, and as permitted by the rules of the SEC, certain procedures are provided that a stockholder must follow to nominate persons for election as directors or to introduce an item of business at a meeting of our stockholders outside of the requirements set forth in Exchange Act Rule 14a-8. These procedures provide that nominations for director nominees and/or an item of business to be introduced at a meeting of our stockholders must be submitted in writing to the Secretary of the Company at our principal executive offices. Any written submission by a stockholder including a director nomination and/or item of business to be presented at a meeting of our stockholders must comply with the procedures and such other requirements as may be imposed by our Bylaws, Delaware law, the rules and regulations of the SEC and must include the information necessary for the Board of Directors to determine whether the candidate qualifies as independent.

42

We must receive notice of the intention to introduce a director nomination or to present an item of business at our 2014 Annual Meeting (a) not less than sixty (60) days nor more than ninety (90) days prior to June 11, 2014, if our 2014 Annual Meeting is held within thirty (30) days before or after June 11, 2014; or (b) not later than the close of business on the tenth (10th) day following the day on which the notice of meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first, in the event our 2014 Annual Meeting is not held within thirty (30) days before or after June 11, 2014. In the event we call a special meeting of our stockholders, we must receive your intention to introduce a director nomination or to present an item of business at the special meeting of stockholders not later than the close of business on the tenth (10th) day following the day on which the notice of such special meeting of stockholders was mailed or public disclosure of the date of the meeting was made, whichever occurs first.

If we do not receive notice within the prescribed dates, or if we meet other requirements of the SEC rules, the persons named as proxies in the proxy materials relating to that meeting will use their discretion in voting the proxies when these matters are raised at the meeting.

In addition, nominations or proposals not made in accordance herewith may be disregarded by the chairman of the meeting in his discretion, and upon his instructions all votes cast for each such nominee or for such proposals may be disregarded.

FOR THE BOARD OF DIRECTORS

Aaron J. Kuehne
Secretary

43

0

BLACK DIAMOND, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Warren B. Kanders and Peter R. Metcalf as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of Black Diamond, Inc. held of record by the undersigned on April 22, 2013, at the Annual Meeting of Stockholders to be held at the Dolby Screening Room, 1350 Avenue of the Americas, New York, NY 10019, on June 11, 2013, at 8:00 a.m., Eastern Daylight Time, or any adjournment or postponement thereof and hereby revokes all earlier proxies of the undersigned.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED "FOR" ALL NOMINEES LISTED AND "FOR" PROPOSAL 2. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES LISTED AND "FOR" PROPOSAL 2.

(Continued and to be signed on the reverse side)

14475

ANNUAL MEETING OF STOCKHOLDERS OF

BLACK DIAMOND, INC.

June 11, 2013

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at www.blackdiamond-inc.com

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20730000000000000000 5 061113

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL THE NOMINEES LISTED AND "FOR" PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Warren B. Kanders
- ○ Robert R. Schiller
- ○ Peter R. Metcalf
- ○ Donald L. House
- ○ Nicholas Sokolow
- ○ Michael A. Henning
- ○ Philip N. Duff

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. To ratify the appointment of KPMG LLP as Black Diamond, Inc.'s independent registered public accounting firm for the year ending December 31, 2013; and	☐	☐	☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.